EXHIBIT 23





PRICEWATERHOUSE COOPERS
-------------------------------------------------------------------------------
                                                 PricewaterhouseCoopers LLP
                                                 1301 Avenue of the Americas
                                                 New York, NY  10019-6013
                                                 Telephone (646) 471 4000
                                                 Facsimile (646) 394 5324





                        CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-107021, 333-107020 and 33-38890) of UIL
Holdings Corporation of our reports dated January 26, 2004 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.





/s/ PricewaterhouseCoopers LLP


Stamford, Connecticut
February 27, 2004